EMPLOYMENT AGREEMENT

                                     BETWEEN

                         HOLTER TECHNOLOGIES HOLDING, AG

                                       AND

                        PROF. DR. DR. HEINRICH W. HOLTER




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                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (this "Employment Agreement") is entered into as of the 25th day of October 2000, between Holter Technologies Holding, AG, a Nevada corporation (the "Company"), and Prof. Dr. Dr. Heinrich W. Holter (the "Executive").

                              W I T N E S S E T H:

         WHEREAS, the Company desires to employ the Executive, and the Executive desires to be employed by the Company, on the terms and subject to the conditions set forth herein;

         NOW,  THEREFORE,   in  consideration  of  the  mutual  promises  herein
contained, the parties agree as follows:

         1.       Employment.

                  (a) The Company hereby employs the Executive as its President and Chairman of the Board of Directors and the Executive hereby accepts such employment, on the terms and subject to the conditions hereinafter set forth.

                  (b) During the term of this Employment Agreement and any renewal hereof (all references herein to the term of this Employment Agreement shall include references to the period of renewal hereof, if any), the Executive shall be and shall have the title of President and shall devote such business time and efforts to his employment as the Executive deems appropriate and perform diligently such duties as are customarily performed by the President of publicly-held companies, together with such other duties as may be reasonably requested from time to time by the Board of Directors of the Company (the "Board"), which duties shall be consistent with his positions as set forth above and as provided in Paragraph 2.

         2.       Term and Positions.

                  (a) Subject to the provisions for the termination of this Employment Agreement as provided for herein, the term of this Employment Agreement shall commence on the date hereof and shall continue through December 31, 2005 (the "Base Term") and shall automatically be extended for an additional one year (each a "Renewal Year") at the end of each full calendar year for which this Employment Agreement remains in effect unless on or before November 30 of each calendar year, either party gives to the other party written notice of termination of this Employment Agreement, in which case this Employment Agreement shall terminate upon the completion of the then applicable employment period including any previous Renewal Years.

                  (b) The Executive shall be entitled to serve as the President of the Company. Without limiting the general scope of the Executive's position:
(i) the Executive shall not be required to report to any person other than the Board, (ii) no other individual shall be elected or appointed as President of the Company, (iii) the highest levels of other executive officers of the Company shall report to no individual other than the Executive, and (iv) no individual or group of individuals (including a committee established or other designee appointed by the Board) shall have any authority over or equal to the authority


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of the Executive in his role as President,  and neither the Company,  the Board, nor any member of the Board shall take any action which will or could have the effect of, or appear to have the effect of, giving such authority to any such individual or group. The Executive shall be entitled to the full protection of applicable indemnification provisions of the articles of incorporation and bylaws of the Company, as the same may be amended from time to time, for his service as a director, officer and employee of the Company.

                  (c)  If:

                       (i) the Company materially changes the Executive's duties and responsibilities as set forth in Paragraph 1(b) or 2(b) without his consent (including, without limitation, by violating any of the provisions of clause
(i), (ii), (iii) or (iv) of Paragraph 2 (b));

                       (ii) there occurs a material breach by the Company of any of its obligations under this Employment Agreement (other than those specified in this Section 2(c)) that has not been cured in all material respects within ten (10) days after the Executive gives notice thereof to the Company; or

                       (iii) the Board or any nominating committee thereof or committee performing a Board nomination function fails to nominate the Executive for election to the Board in connection with any stockholders' meeting to be held or action to be taken for the election of directors;

                  then the Executive shall have the right to terminate his employment with the Company, but such termination shall not be considered a voluntary resignation or termination of such employment or of this Employment Agreement by the Executive but rather a discharge of the Executive by the Company without "cause" (as defined in Paragraph 4(a)(ii)).

                  (d) The Executive shall be considered not to have consented to any written proposal calling for a material change in his duties and responsibilities unless he shall give written notice of his consent thereto to the Board within fifteen (15) days after receipt of such written proposal. If the Executive shall not have given such consent, the Company shall have the opportunity to withdraw such proposed material change by written notice to the Executive given within ten (10) days after the end of said fifteen (15) day period.

         3.       Compensation.

                  During the term of this Employment Agreement, the Company shall pay or provide, as the case may be, to the Executive the compensation and other benefits and rights set forth in this Paragraph 3.

                  (a) The Company shall pay to the Executive a base salary payable in accordance with the Company's usual pay practices (and in any event no less frequently than monthly) at the rate of Twenty Thousand Dollars (US$20,000) per calendar month, to be increased (but not decreased) from time to time (based upon the performance of the Company and the Executive) in a manner consistent with the compensation of Presidents of publicly-held companies.

                  (b) The Company shall pay to the Executive bonus compensation for each calendar year of the Company, not later than sixty (60) days following the end of each year or the termination of his employment, as the case may be, prorated on a per diem basis for partial calendar years, and determined by the Board in its sole and absolute discretion, taking into consideration performance of Executive, success of the Company and Executive's contribution to the Company.

                  (c) The Executive and his family shall be permitted to participate in all the medical, dental, and all other group insurance benefits of the Company generally available from time to time to employees of the Company during active employment. In the event of disability or death of the Executive, these benefits shall be continued by the Company for life of the Executive and his spouse.


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                  (d)  The Executive  shall be permitted to  participate  in all retirement and other benefit plans of the Company generally available from time to time to employees of the Company and for which the Executive qualifies under their terms (and nothing in this Employment Agreement shall or shall be considered to in any way affect the Executive's rights and benefits thereunder except as expressly provided herein).

                  (e) The Executive shall be entitled to such periods of vacation and sick leave allowance each year as are determined by the Executive in his reasonable and good faith discretion, which in any event shall be not less than as provided generally under the Company's vacation and sick leave policy for executive officers.

                  (f) The Executive shall be entitled to participate in any option or other employee benefit compensation plan that is generally available to senior executive officers, as distinguished from general management, of the Company. The Executive's participation in and benefits under any such plan shall be on the terms and subject to the conditions specified in the governing document of that plan.

                  (g) The Company shall reimburse the Executive during the term of this Employment Agreement for travel, entertainment and other expenses reasonably and necessarily incurred by the Executive in connection with the Company's business. The Executive shall furnish such documentation with respect to reimbursements to be made hereunder as the Company shall reasonably request.

         4.       Termination.

                  (a) The employment of the Executive under this Employment Agreement, and the terms hereof, may be terminated by the Company:

                       (i) on the death or permanent disability (as hereinafter defined) of the Executive,

                       (ii) for cause at any time by action of the Board. For purposes hereof, the term "cause" shall mean:

                            (A) The Executive's fraud, commission of a felony or
of an act or series of acts which result in material injury to the business reputation of the Company, commission of an act or series of repeated acts of dishonesty which are materially inimical to the best interests of the Company, or the Executive's willful and repeated failure to perform his lawful duties under this Employment Agreement, which failure has not been cured within fifteen
(15) days after the Company gives notice thereof to the Executive; or

                            (B) The Executive's  material breach of any material
provision of this Employment Agreement, which breach has not been cured in all substantial respects within ten (10) days after the Company gives notice thereof to the Executive; or

                       (iii) other than for cause by action of the Board, subject to the operation of Paragraph 4(c).

                  The exercise by the Company of its rights of termination under this Paragraph 4 shall be the Company's sole remedy in the event of the occurrence of an event as a result of which such right to terminate arises. Upon any termination of this Employment Agreement, the Executive shall be deemed to have resigned from all offices held by the Executive in the Company.

                  For purposes of this Paragraph 4(a), "permanent disability" shall be deemed to have occurred after one hundred twenty (120) days in the aggregate during any consecutive twelve (12) month period, or after ninety (90)


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consecutive  days, during which one hundred twenty (120) or ninety (90) days, as the case may be, the Executive, by reason of his physical or mental disability or illness, shall have been unable to discharge his duties under this Employment Agreement. The date of permanent disability shall be such one hundred twentieth (120th) or ninetieth (90th) day, as the case may be. In the event either the Company or the Executive, after receipt of notice of the Executive's permanent disability from the other, dispute that the Executive's permanent disability shall have occurred, the Executive shall promptly submit to a physical examination by the chief of medicine of any major accredited hospital in the _______________, area and, unless such physician shall issue his written statement to the effect that in his opinion, based on his diagnosis, the Executive is capable of resuming his employment and devoting his full time and energy to discharging his duties within thirty (30) days after the date of such statement, such permanent disability shall be deemed to have occurred.

                  (b) In the event of a termination claimed by the Company to be for "cause" pursuant to Paragraph 4(a)(ii), the Executive shall have the right to have the justification for said termination determined by arbitration in Washington, D.C., U.S.A. In order to exercise such right, the Executive shall serve on the Company a written request for arbitration within thirty (30) days after termination. The Company immediately shall request the appointment of an arbitrator by the American Arbitration Association and thereafter the question of "cause" shall be determined under the rules of the American Arbitration Association, and the decision of the arbitrator shall be final and binding on both parties. The parties shall use all reasonable efforts to facilitate and expedite the arbitration and shall act to cause the arbitration to be completed as promptly as possible. During the pendency of the arbitration, the Executive shall continue to receive all compensation and benefits to which he is entitled hereunder, and if at any time during the pendency of such arbitration the Company fails to pay and provide all compensation and benefits to the Executive in a timely manner, the Company shall be deemed to have automatically waived whatever rights it then may have had to terminate the Executive's employment for cause. If the arbitrator determines that the Executive's termination was effected for "cause," the Executive shall reimburse the Company for all compensation and benefits received by him during the pendency of the arbitration to which he is not entitled in accordance with the first sentence of Paragraph 4(c). Expenses of the arbitration shall be borne equally by the parties.

                  (c) In the event of termination for any of the reasons set forth in subparagraph (a)(i) or (a)(ii) of this Paragraph 4, except as otherwise provided in Paragraph 3(e), the Executive shall be entitled to no further compensation or other benefits under this Employment Agreement, except as to that portion of any unpaid salary and other benefits accrued and earned by him hereunder up to and including the effective date of such termination. If the Company terminates the Executive's employment other than pursuant to subparagraph 4(a)(i) or 4(a)(ii) or the Executive terminates his employment pursuant to subparagraph 2(c), all of the compensation and benefits payable to the Executive pursuant to this Employment Agreement shall be paid to the Executive for the remainder of the term of this Employment Agreement (as that term is defined in subparagraph 2(a)).

         5.       Covenants and Confidential Information.

                  (a) The Executive acknowledges the Company's reliance and expectation of the Executive's continued commitment to performance of his duties and responsibilities during the term of this Employment Agreement. In light of such reliance and expectation on the part of the Company, at any time during and after the term of this Employment Agreement), the Executive shall not, directly or indirectly, disclose, divulge, discuss, copy or otherwise use or suffer to be used in any manner, in competition with, or contrary to the interests of, the Company, any confidential information relating to the Company's operations, properties or otherwise to its particular business or other trade secrets of the Company, it being acknowledged by the Executive that all such information


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regarding the business of the Company  compiled or obtained by, or furnished to, the Executive while the Executive shall have been employed by or associated with the Company is confidential information and the Company's exclusive property; provided, however, that the foregoing restrictions shall not apply to the extent that such information: (A) is clearly obtainable in the public domain, (B) becomes obtainable in the public domain, except by reason of the breach by the Executive of the terms hereof, (C) was not acquired by the Executive in connection with his employment or affiliation with the Company, (D) was not acquired by the Executive from the Company or its representatives, or (E) is required to be disclosed by rule of law or by order of a court or governmental body or agency.

                  (b) The Executive agrees and understands that the remedy at law for any breach by him of this Paragraph 5 will be inadequate and that the damages flowing from such breach are not readily susceptible to being measured in monetary terms. Accordingly, it is acknowledged that, upon adequate proof of the Executive's violation of any legally enforceable provision of this Paragraph 5, the Company shall be entitled to immediate injunctive relief and may obtain a temporary order restraining any threatened or further breach. Nothing in this Paragraph 5 shall be deemed to limit the Company's remedies at law or in equity for any breach by the Executive of any of the provisions of this Paragraph 5 which may be pursued or availed of by the Company.

         6.       Representations and Warranties of the Company.

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all requisite corporate power and authority to enter into, execute and deliver this Employment Agreement, fulfill its obligations hereunder and consummate the transactions contemplated hereby.

                  (b) The execution and delivery of, performance of obligations under, and consummation of the transactions contemplated by, this Employment Agreement have been duly authorized and approved by all requisite corporate action by or in respect of the Company, and this Employment Agreement constitutes the legally valid and binding obligation of the Company, enforceable by the Executive in accordance with its terms.

                  (c) No provision of the Company's governing documents or any agreement to which it is a party or by which it is bound or of any material law or regulation of the kind usually applicable and binding upon the Company prohibits or limits its ability to enter into, execute and deliver this Employment Agreement, fulfill its respective obligations hereunder and consummate the transactions contemplated hereby.

         7.       Miscellaneous.

                  (a) The Executive represents and warrants that he is not a party to any agreement, contract or understanding, whether employment or otherwise, which would restrict or prohibit him from undertaking or performing employment in accordance with the terms and conditions of this Employment Agreement.

                  (b) The provisions of this Employment Agreement are severable and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions and any partially unenforceable provision, to the extent enforceable in any jurisdiction, nevertheless shall be binding and enforceable.

                  (c) The rights and obligations of the Company under this Employment Agreement shall inure to the benefit of, and shall be binding on, the Company and its successors and assigns, and the rights and obligations (other than obligations to perform services) of the Executive under this Employment Agreement shall inure to the benefit of, and shall be binding upon, the Executive and his heirs, personal representatives and assigns.


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                  (d)  Any controversy  or claim  arising  out of or relating to
this  Employment  Agreement,   or  the  breach  thereof,  shall  be  settled  by
arbitration in accordance with the Rules of the American Arbitration Association then pertaining in Washington, D.C., U.S.A., and judgment upon the award rendered by the arbitrator or arbitrators may be entered in any court having jurisdiction thereof. The arbitrator or arbitrators shall be deemed to possess the powers to issue mandatory orders and restraining orders in connection with such arbitration; provided, however, that nothing in this Paragraph 7(d) shall be construed so as to deny the Company the right and power to seek and obtain injunctive relief in a court of equity for any breach or threatened breach by the Executive of any of his covenants contained in Paragraph 5 hereof.

                  (e) Any notice to be given under this Employment Agreement shall be personally delivered in writing or shall have been deemed duly given when received after it is posted in the United States mail, postage prepaid, registered or certified, return receipt requested, and if mailed to the Company, shall be addressed to its principal place of business, attention: General Counsel, and if mailed to the Executive, shall be addressed to him at his home address last known on the records of the Company, or at such other address or addresses as either the Company or the Executive may hereafter designate in writing to the other.

                  (f) The failure of either party to enforce any provision or provisions of this Employment Agreement shall not in any way be construed as a waiver of any such provision or provisions as to any future violations thereof, or prevent that party thereafter from enforcing each and every other provision of this Employment Agreement. The rights granted the parties herein are cumulative and the waiver of any single remedy shall not constitute a waiver of such party's right to assert all other legal remedies available to it under the circumstances.

                  (g) This Employment Agreement supersedes all prior agreements and understandings between the parties and may not be modified or terminated orally. No modification, termination or attempted waiver shall be valid unless in writing and signed by the party against whom the same is sought to be enforced.

                  (h) This Employment Agreement shall be governed by and construed according to the laws of the State of Nevada, without giving effect to applicable conflict of laws principles.

                  (i) Where necessary or appropriate to the meaning hereof, the singular and plural shall be deemed to include each other, and the masculine, feminine and neuter shall be deemed to include each other.

                            HOLTER TECHNOLOGIES HOLDING, AG

                            By: /s/ Dirk Brinkmann
                            ----------------------
                            Name:   Dirk Brinkmann
                            Title:  Executive Vice President

Date: October 25, 2000
----------------------

                            By: /s/ Dr. Heinrich W. Holter
                                 -----------------------------------
                                    PROF. DR. DR. HEINRICH W. HOLTER